NYSA SERIES TRUST
507 Plum Street
Syracuse, NY 13204

NYSAX

SUPPLEMENT DATED JUNE 14, 2019
TO
STATEMENT OF ADDITIONAL INFORMATION (SAI) DATED JULY 27, 2018

This Supplement amends page 30 to delete the following in its entirety:

LEGAL COUNSEL:

The law firm of Patricia C. Foster, Esq. PLLC of Pittsford, New York serves as counsel to the Fund.